UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM	8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2025

Zoetis Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 Sylvan Way	Parsippany	New Jersey	07054
(Address of principal executive offices)			(Zip Code)

(973) 822-7000

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2025, the Board of Directors (the "Board") of Zoetis Inc. (the “Company”) appointed Stephanie Tilenius to the Board, effective as of December 1, 2025, to serve in such capacity until her successor is appointed or qualified or until her resignation or removal. In connection with the appointment of Ms. Tilenius, the size of the Board will be increased from twelve to thirteen members effective as of December 1, 2025.

Ms. Tilenius was not appointed to the Board pursuant to any arrangements or understandings with any third party, and since the beginning of the last fiscal year, there have been no related party transactions between the Company and Ms. Tilenius that would be reportable under Item 404(a) of Regulation S-K. The Company’s non-employee director compensation program is described under the caption “Compensation of Directors” in the Company’s proxy statement for its 2025 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 9, 2025. Ms. Tilenius will be eligible for participation in such non-employee director compensation program.

In connection with her appointment as a member of the Board, the Company will enter into its standard form of indemnification agreement with Ms. Tilenius. The form of indemnification agreement was previously filed by the Company as Exhibit 10.19 to Amendment No. 4 to the Company’s Registration Statement on Form S-1 (File No. 333-183254), as originally filed with the Securities and Exchange Commission on August 13, 2012, and subsequently amended.

Item 7.01. Regulation FD Disclosure.

On October 28, 2025, the Company issued a press release announcing the appointment of Ms. Tilenius. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

99.1	Press Release issued on October 28, 2025 regarding the appointment of Stephanie Tilenius to the Zoetis Board
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOETIS INC.

Dated: October 28, 2025	By:	/s/ Roxanne Lagano
Roxanne Lagano
Executive Vice President,
General Counsel and Corporate Secretary